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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                October 5, 1998



                            Duquesne Light Company
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



        Pennsylvania                        1-956                 25-0451600
        ------------                        -----                 ----------
State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)



                               411 Seventh Avenue
                        Pittsburgh, Pennsylvania  15219
                        -------------------------------
              (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code:  (412) 393-6000



                                      N/A
         (Former name or former address, if changed since last report.)
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Items 1-4.  Not applicable.


Item 5.  Other Events.

     Incorporated herein by reference as Exhibit 99.1 is a press release dated October 5, 1998, issued today by DQE, Inc. (parent of Duquesne Light Company). Incorporated herein by reference as Exhibit 99.2 is a letter dated October 5, 1998, from David D. Marshall (President and CEO of DQE, Inc., parent of Duquesne Light Company) to Alan J. Noia (Chairman, President and CEO of Allegheny Energy, Inc.).

Item 6.  Not applicable.


Item 7.  Exhibits.

     99.1  DQE, Inc. press release dated October 5, 1998

     99.2  Letter dated October 5, 1998, from David D. Marshall to Alan J. Noia.

Items 8-9.  Not applicable





                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          Duquesne Light Company
                                          ----------------------
                                               (Registrant)



Date   October 5, 1998                     /s/ Morgan K. O'Brien
       ---------------                 -----------------------------
                                                (Signature)
                                             Morgan K. O'Brien
                                       Vice President and Controller

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